Exhibit 10.3

BJ SERVICES COMPANY

2000 INCENTIVE PLAN

FORM OF SECOND AMENDMENT TO

TERMS AND CONDITIONS OF

STOCK OPTIONS FOR OFFICERS

WHEREAS, by resolutions passed at meetings of the Executive Compensation Committee (the “Committee”) of BJ Services Company (the “Company”) held on November 15, 2006, the Committee authorized the amendment of stock options granted to officers of the Company after November 22, 2005 (the “Options”); and

WHEREAS, such resolutions provided that the Options granted to such individuals should vest under certain circumstances as therein provided;

NOW, THEREFORE,

1.	Paragraph 3 of the Terms and Conditions of each such award is hereby amended by this Second Amendment to read in its entirety as follows:

“In the event of the Employee’s termination of employment by reason of death, disability, or retirement,¹ the Option shall become immediately vested in full on such date to the extent not already vested.”

2.	Paragraph 10 of the Terms and Conditions of each such award is hereby amended by this Second Amendment to read in its entirety as follows:

“In the event of the Employee’s termination of employment by reason of death, the Option granted herein, may be exercised by the Employee’s Heir at any time within the one-year period after the Employee’s date of death, but not thereafter, and in no event shall the option be exercisable after the seventh anniversary of the Date of Grant.”

3.	Paragraph 11 of the Terms and Conditions of each such award is hereby amended by this Second Amendment to read in its entirety as follows:

“Except as set forth below, in the event of the Employee’s termination of employment by reason of disability or retirement,² the Option granted herein may be exercised by the Employee (or in the event of the Employee’s death, the Employee’s Heir) within the 36-month period following such termination of employment, but not thereafter, and in no event shall the Option be exercisable after the seventh anniversary of the Date of Grant.³”

THIS SECOND AMENDMENT IS HEREBY ADOPTED effective as of November 15, 2006, pursuant to the authority granted by the Committee to the Chairman of the Board, President and Chief Executive Officer of the Company.

BJ SERVICES COMPANY

By:	DATE:
J.W. Stewart,
Chairman of the Board, President and
Chief Executive Officer

OPTIONEE:

[Name]